NUVEEN EQUITY MARKET NEUTRAL FUND

SUPPLEMENT DATED APRIL 23, 2021

TO THE STATUTORY PROSPECTUS DATED DECEMBER 31, 2020

Nuveen Equity Market Neutral Fund will be liquidated after the close of business on June 25, 2021.

Effective May 26, 2021, the fund will stop accepting purchases from new investors. Existing shareholders may continue to purchase fund shares until June 18, 2021. Existing shareholders may continue to reinvest dividends and capital gains distributions received from the fund. The fund reserves the right to modify the extent to which sales of shares are limited prior to the fund’s liquidation. After the close of business on June 25, 2021, the fund will liquidate any remaining shareholder accounts and will send shareholders the proceeds of the liquidation.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-NLCESP-0421P

NUVEEN LARGE CAP CORE FUND

SUPPLEMENT DATED APRIL 23, 2021

TO THE PROSPECTUS AND SUMMARY PROSPECTUS DATED DECEMBER 31, 2020

Proposed Reorganization of

Nuveen Large Cap Core Fund into

Nuveen Santa Barbara Dividend Growth Fund

The Board of Trustees of Nuveen Investment Trust (“NIT”) and Nuveen Investment Trust II (“NIT II”) has approved the reorganization of Nuveen Large Cap Core Fund (the “Target Fund”), a series of NIT, into Nuveen Santa Barbara Dividend Growth Fund (the “Acquiring Fund”), a series of NIT II. In order for the reorganization to occur, it must be approved by the shareholders of the Target Fund.

If the Target Fund’s shareholders approve the reorganization, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to Target Fund shareholders and the Target Fund will be terminated. As a result of these transactions, Target Fund shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of the Target Fund. Each Target Fund shareholder will receive Acquiring Fund shares with a total value equal to the total value of that shareholder’s Target Fund shares immediately prior to the closing of the reorganization.

A special meeting of the Target Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in August 2021. If the required approval is obtained, it is anticipated that the reorganization will be consummated approximately 60 days after the special shareholder meeting. Further information regarding the proposed reorganization will be contained in proxy materials that are expected to be sent to shareholders of the Target Fund in June 2021.

The Target Fund will continue sales and redemptions of its shares as described in the prospectus until shortly before its reorganization. However, holders of shares purchased after the record date set for the Target Fund’s special meeting of shareholders will not be entitled to vote those shares at the special meeting.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

AND/OR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-NLCESS-0421P

NUVEEN EQUITY MARKET NEUTRAL FUND

SUPPLEMENT DATED APRIL 23, 2021

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 31, 2020

Nuveen Equity Market Neutral Fund will be liquidated after the close of business on June 25, 2021.

Effective May 26, 2021, the fund will stop accepting purchases from new investors. Existing shareholders may continue to purchase fund shares until June 18, 2021. Existing shareholders may continue to reinvest dividends and capital gains distributions received from the fund. The fund reserves the right to modify the extent to which sales of shares are limited prior to the fund’s liquidation. After the close of business on June 25, 2021, the fund will liquidate any remaining shareholder accounts and will send shareholders the proceeds of the liquidation.

PLEASE KEEP THIS WITH YOUR

STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-NLCESSAI-0421P